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                                                               EXHIBIT  10.10(b)
                                                               -----------------

                               AMENDMENT TO THE
                          THOMSON ADVISORY GROUP L.P.
                             1993 UNIT OPTION PLAN
                          ___________________________


     WHEREAS, PIMCO Advisors L.P. (formerly called Thomson Advisory Group L.P.) sponsors the Thomson Advisory Group L.P. 1993 Unit Option Plan (the "Plan"); and

     WHEREAS, Section 10 of the Plan provides that the Board of Directors of the general partner of PIMCO Advisors L.P. may amend the Plan; and

     WHEREAS, the Operating Board and the Equity Board of PIMCO Advisors L.P. have delegated to the Unit Incentive Committee of the Equity Board of PIMCO Advisors L.P. the administration of the incentive plans of PIMCO Advisors L.P.; and

     WHEREAS, the PIMCO Advisors L.P. desires to amend the Plan in various ways;

     Now, therefore, be it resolved by the Equity Board of PIMCO Advisors L.P. that effective as of November 16, 1994, the Plan be and it hereby is amended as follows:

       1. The name of the Plan shall be changed to PIMCO Advisors L.P. 1993 Class A LP Unit Option Plan wherever it appears.

       2. The term "Units" as defined in the Plan shall refer to Class A Units of limited partner interest in PIMCO Advisors L.P.

       3. The term "Committee" as defined in the Plan shall refer to the Unit Incentive Committee of the Equity Board of PIMCO Advisors L.P.

       4. The term "Board" as defined in the Plan shall refer to the Equity Board of PIMCO Advisors L.P.

     and further resolved that, for any options outstanding on the date hereof for which the optionee does not execute an amending agreement in the form previously approved, it is hereby determined, pursuant to Section 8 of the Plan, that such options shall be exercisable for Class A Units of Limited Partner Interest in PIMCO Advisors L.P.

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